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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 25, 2004


                                  MOLIRIS CORP.
             (Exact Name of registrant as specified in its charter)


           FLORIDA                     0-33473                  06-1655695
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 (State or other jurisdiction  (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)

                       3221 COLLINSWORTH STREET, SUITE 140
                             FORT WORTH, TEXAS 76107
                    (Address of principal executive officers)

                                 (817) 335-5900
              (Registrant's telephone number, including area code)


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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

(a)      October 22, 2004.

(b) Staphylococcus aureus bacteriophages (Lytic Product Candidate Phages, R1, R2 and R3) and all rights thereto .

(c)      Mycobis Corporation, a Florida corporation.

(d) 2,000,000 million shares of the total issued and outstanding Class "A" Restricted Common Stock of Moliris.

(e)      Not applicable.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits.

    99.1        Asset Purchase Agreement dated October 22, 2004.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MOLIRIS CORP.



                            By: /s/ Clyde Parks
                                ----------------------------------------
                                Its: President and Chief Executive Officer

Date: October 25, 2004




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                                  EXHIBIT INDEX


       Exhibit No.     Exhibit Description

              99.1     Asset Purchase Agreement dated October 22, 2004.